EXHIBIT 12

                          REPORT OF INDEPENDENT ACCOUNTANTS

          To the Board of Trustees of
          Ivy Asia Pacific Fund (the Fund)

          We have audited the accompanying Statement of Assets and Liabilities of the Fund as of December 10, 1996. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

          We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

          In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Fund as of December 10, 1996, in conformity with generally accepted accounting principles.



          COOPERS & LYBRAND L.L.P.


          Fort Lauderdale, Florida
          December 11, 1996































                          REPORT OF INDEPENDENT ACCOUNTANTS


          To the Shareholders and Board of Trustees of Ivy Canada Fund (the Fund)

          We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with
          the custodian.   An audit also includes assessing the accounting
          principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.


          COOPERS & LYBRAND L.L.P.


          Fort Lauderdale, Florida
          February 14, 1997



















                          REPORT OF INDEPENDENT ACCOUNTANTS


          To the Shareholders and Board of Trustees of Ivy China Region Fund (the Fund)

          We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.


          COOPERS & LYBRAND L.L.P.


          Fort Lauderdale, Florida
          February 14, 1997





















                          REPORT OF INDEPENDENT ACCOUNTANTS


          To the Shareholders and Board of Trustees of Ivy Global Fund (the Fund)

          We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.


          COOPERS & LYBRAND L.L.P.


          Fort Lauderdale, Florida
          February 14, 1997


















                          REPORT OF INDEPENDENT ACCOUNTANTS

          To the Board of Trustees of
          Ivy Global Natural Resources Fund (the Fund)

          We have audited the accompanying Statement of Assets and Liabilities of the Fund as of December 10, 1996. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.
          We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

          In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of the Fund as of December 10, 1996, in conformity with generally accepted accounting principles.



          COOPERS & LYBRAND L.L.P.


          Fort Lauderdale, Florida
          December 11, 1996
































                          REPORT OF INDEPENDENT ACCOUNTANTS

          To the Shareholders and Board of Trustees of Ivy Global Science & Technology Fund (the Fund)

          We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1996, and the related statements of operations, the statement of changes in net assets and the financial highlights for the period July 22, 1996 (commencement) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

          We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with
          the custodian and brokers.   An audit also includes assessing the
          accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the period July 22, 1996 (commencement) to December 31, 1996, in conformity with generally accepted accounting principles.



          COOPERS & LYBRAND L.L.P.


          Fort Lauderdale, Florida
          February 14, 1997























                          REPORT OF INDEPENDENT ACCOUNTANTS


          To the Board of Trustees of
          Ivy International Fund II (the Fund)

          We have audited the accompanying Statement of Assets and Liabilities of the Fund as of April 28, 1997. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

          We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

          In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Fund as of April 28, 1997, in conformity with generally accepted accounting principles.



          COOPERS & LYBRAND L.L.P.


          Fort Lauderdale, Florida
          May 1, 1997






























                          REPORT OF INDEPENDENT ACCOUNTANTS


          To the Shareholders and Board of Trustees of Ivy International Fund (the Fund)

          We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with
          the custodian and brokers.   An audit also includes assessing the
          accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.


          COOPERS & LYBRAND L.L.P.


          Fort Lauderdale, Florida
          February 14, 1997




















                          REPORT OF INDEPENDENT ACCOUNTANTS


          To the Board of Trustees of
          Ivy International Small Companies Fund (the Fund)

          We have audited the accompanying Statement of Assets and Liabilities of the Fund as of December 10, 1996. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.
          We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

          In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Fund as of December 10, 1996, in conformity with generally accepted accounting principles.



          COOPERS & LYBRAND L.L.P.


          Fort Lauderdale, Florida
          December 11, 1996































                          REPORT OF INDEPENDENT ACCOUNTANTS


          To the Shareholders and Board of Trustees of Ivy Latin America Strategy Fund (the Fund)

          We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with
          the custodian.   An audit also includes assessing the accounting
          principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.




          COOPERS & LYBRAND L.L.P.



          Fort Lauderdale, Florida
          February 14, 1997

















                          REPORT OF INDEPENDENT ACCOUNTANTS

          To the Shareholders and Board of Trustees of Ivy New Century Fund (the Fund)

          We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with
          the custodian and brokers.   An audit also includes assessing the
          accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.



          COOPERS & LYBRAND L.L.P.


          Fort Lauderdale, Florida
          February 14, 1997




















                          REPORT OF INDEPENDENT ACCOUNTANTS


          To the Board of Trustees of
          Ivy Pan-Europe Fund (the Fund)

          We have audited the accompanying Statement of Assets and Liabilities of the Fund as of April 28, 1997. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

          We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

          In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of the Fund as of April 28, 1997, in conformity with generally accepted accounting principles.



          COOPERS & LYBRAND L.L.P.


          Fort Lauderdale, Florida
          May 1, 1997